SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 28, 2000
                                                  --------------


                               Dime Bancorp, Inc.
                    -----------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




          Delaware                    001-13094                11-3197414
-----------------------------       -------------          -------------------
(State or Other Jurisdiction)        (Commission             (IRS Employer
                                     File Number)          Identification No.)


     589 Fifth Avenue
     New York, New York                                           10017
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code: (212) 326-6170
                                                    --------------


                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
         ------------

         On April 28, 2000, Dime Bancorp, Inc. issued the following press release:


                                                  Contact:  Dime
                                                            Franklin L. Wright
                                                            (212) 326-6170

April 28, 2000
00/18

FOR IMMEDIATE RELEASE

                   DIME BANCORP, INC. INCREASES CASH DIVIDEND

         New York, NY -- April 28, 2000 -- Dime Bancorp, Inc. (NYSE:DME) announced today that its Board of Directors has declared a quarterly cash dividend of $0.08 per share, representing a 33% increase over last quarter's dividend of $0.06 per share. The dividend will be paid on June 1, 2000 to stockholders of record as of the close of business on May 19, 2000.

         Lawrence J. Toal, Dime's Chairman and Chief Executive Officer, said "The recently completed first quarter was our fifteenth consecutive quarter of higher operating earnings--a record that began in the third quarter of 1996. Recognizing Dime's strong performance, the Board of Directors has determined that it is appropriate to increase our cash dividend to stockholders. This represents our third increase since 1997."

         Dime, with assets of $24.2 billion and stockholders' equity of $1.6 billion at March 31, 2000, is the parent company of The Dime Savings Bank of New York, FSB (www.dime.com), a regional bank serving consumers and businesses through 127 branches located throughout the greater New York City metropolitan area. Directly and through its mortgage banking subsidiary, North American Mortgage Company (www.namc.com), Dime also provides consumer loans, insurance products and mortgage banking services throughout the United States.

         Investors are urged to read Dime and Hudson United Bancorp's proxy statement/prospectus, and any amendments or supplements when they become available, as well as any solicitation/recommendation statement that may be filed by Dime, because they contain important information. Each of these documents has been or will be filed with the SEC and investors may obtain them for free from Dime by directing such request to: Dime Bancorp, Inc., Investor Relations Dept. 589 Fifth Avenue, New York, NY, telephone (212-326-6170), or Innisfree M&A Incorporated at (888) 750-5834.

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



         Dime, its directors and executive officers and certain other persons may be deemed "participants" in any solicitation of proxies from Dime stockholders. Information regarding the participants in any solicitation is contained in a statement on Schedule 14A filed by Dime with the SEC on April 10, 2000.

                                      # # #


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         DIME BANCORP, INC.




                                         By: /s/ James E. Kelly
                                            ------------------------------
                                            Name: James E. Kelly
                                            Title: General Counsel


Date: April 28, 2000


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